Financial Instruments at Fair Value Through Profit or Loss - Summary of Financial Instruments at Fair Value through Profit or Loss (Detail) $ in Millions, $ in Millions	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)
Disclosure Of Financial Instruments [Abstract]
Financial assets at fair value through profit or loss	$ 0	$ 0	$ 0
Financial liabilities held for trading, Derivatives (not designated for hedge), Forward exchange contracts	$ 1	$ 0	$ 1